SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

                        September 29, 1999
                (date of earliest event reported)

                    PNC MORTGAGE SECURITIES CORP.
               as Depositor and Master Servicer under a
                  Pooling and Servicing Agreement
                     dated as of September 1, 1999
                   providing for the issuance of

                            $424,724,446

                 MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 1999-10
           Delaware           333-72879        94-2528990
           (State or orther  (Commission       (IRS Employer
           jurisdiction of   File Number)      Identification
           Incorporation)                      Number)

                         75 NORTH FAIRWAY DRIVE
                       VERNON HILLS, ILLINOIS  60061

                 (Address of principal executive offices)

           Registrant's telephone number, including area code:

                             (847) 549-6500

Item 1.  Changes in Control of Registrant.  Not applicable.

Item 2.  Acquisiton or Disposition of Assets.  Not applicable.

Item 3.  Bankruptcy or Receivership.  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not applicable.

Item 5.  Other Events.  Not applicable.

Item 6.  Resignation of Registrant's Directors.  Not applicable.

Item 7.  Financial Statements and Exhibits.

         The following exhibit is furnished herewith:

               7.1  Pooling and Servicing Agreement between
         PNC Mortgage Securities Corp., Depositor and
         Master Servicer, and State Street Bank and Trust
         Company, Trustee, dated as of September 1, 1999.

Item 8.  Change in Fiscal Year.  Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         Not applicable.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 14, 1999.

                               PNC MORTGAGE SECURITIES CORP.
                               (Registrant)

                               By: /s/Thomas G. Lehmann
                               ------------------------
                               Thomas G. Lehmann
                               Vice President and General Counsel
                               (Authorized Officer)